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                    THIS SUPPLEMENT DATED SEPTEMBER 25, 1997
                  supplants the supplement dated July 28, 1997
                 to the Prospectus dated December 31, 1997 for:

                 SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND
                     SCHWAB LONG-TERM GOVERNMENT BOND FUND

LOW-COST INVESTING. As part of a commitment to low-cost investing, Charles Schwab Investment Management, Inc. and Charles Schwab & Co., Inc. guarantee, effective November 1, 1997, that the operating expense ratio for the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund (each a "Fund") will not exceed 0.38% and 0.30%, respectively, of the Fund's daily net assets through at least September 30, 1998.

CHANGES IN CERTAIN FUNDAMENTAL POLICIES AND ELECTION OF TRUSTEES. On September 22, 1997, the shareholders of each Fund approved the following matters, which will become effective November 1, 1997:

1. Amendment of each Fund's fundamental investment objective resulting in changing each Fund from a Government bond fund to a bond index fund that would include Government and other fixed income securities;

2. Elimination, reclassification or amendment of each Fund's fundamental investment restrictions; and

3. Election of seven Trustees.

As a result of the amendment referenced in Item No. 1 above, as of November 1, 1997, the name of the Schwab Short/Intermediate Government Bond Fund will be changed to the Schwab Short-Term Bond Market Index Fund, and the name of the Schwab Long-Term Government Bond Fund will be changed to the Schwab Total Bond Market Index Fund. As a result of the shareholder vote, each Fund's fundamental investment objective is amended to allow each Fund to pursue an indexing strategy. The Schwab Short-Term Bond Market Index Fund will seek to track the Lehman Brothers Short (1-5) Government/Corporate Index and the Schwab Total Bond Market Index Fund will seek to track the Lehman Brothers Aggregate Bond Index. Each index is market-weighted and designed to track the performance of broad segments of the bond market.

MANAGEMENT OF THE FUNDS. Stephen B. Ward, the Funds' Senior Vice President and Chief Investment Officer, has overall day-to-day responsibility for management of each Fund's portfolio. The second paragraph in the prospectus under "Management of the Funds" is deleted.